Exhibit 99.1

CleanSpark Buys 12,500 Antminer S19 XP Bitcoin Miners for $40.5M

Total hashrate of deployed machines and those under contract for delivery now exceeds CleanSpark’s year-end guidance of 16 EH/s

LAS VEGAS, June 1, 2023 -- CleanSpark Inc. (Nasdaq: CLSK), America’s Bitcoin Miner™, today announced a purchase of 12,500 brand-new units of the Antminer S19 XP bitcoin mining machine for a total price of $40.5 million, or $23 per terahash ($/TH), which is lower than the current average market price.

The Antminer S19 XP units have a power-efficiency rating of 21.5 joules per terahash (J/TH) and a bitcoin mining compute power (or hashrate) of 141 terahash per second (TH/s) each, for a combined total hashrate of 1.76 exahashes per second (EH/s).

According to the purchase agreement, 6,000 of the 12,500 machines are scheduled to be shipped by the manufacturer in June, while the remaining 6,500 machines are set for shipping in August. The units are expected to be deployed across the Company’s state-of-the-art mining facilities.

“This purchase ensures that we are prepared to meet and potentially exceed our year-end target of 16 EH/s and also positions us to be one of the most power-efficient miners on an energy-per-hashrate basis,” said Zach Bradford, CEO of CleanSpark. “This additional machine purchase also gives us substantial optionality to replace the units in our existing fleet that consume more than 30 joules per terahash while allowing us to maintain less efficient machines only if the economics support doing so.”

This purchase is the latest in a series of discounted machine purchases and other acquisitions made by CleanSpark since the crypto bear market began. The Company purchased 20,000 brand-new Antminer S19j Pro+ units for $13.15/TH in the month of February, all of which have been fully paid for. CleanSpark also purchased 45,000 brand-new Antminer S19 XP units for $23/TH in April, and has since made significant progress on the payment schedule as it works to build one of the most efficient bitcoin mining fleets in the world.

“We continue to make use of opportunities created by the current market conditions to prepare for next year’s bitcoin halving,” said Gary A. Vecchiarelli, CFO at CleanSpark. “This order of XPs not only adds to our hashrate, but the efficiency of these machines also results in less power consumed per bitcoin mined compared to older generation miners, which should translate to higher margins. Importantly, we’ve already fully funded and paid for the first half of this purchase, or approximately 6,650 machines, most of which are expected to ship next month.”

CleanSpark mines bitcoin with predominantly low-carbon energy sources, which account for over 90% of its energy mix, and continues to follow a balanced capital management strategy by selling a portion of its mined bitcoins to reinvest in growth. This strategy, coupled with the Company’s proprietary mining model, allowed CleanSpark to exceed its year-end guidance in 2022, tripling its hashrate during that period and achieving one of the highest hashrate realization rates among its peers during the crypto bear market.

About CleanSpark

CleanSpark (Nasdaq: CLSK) is America’s Bitcoin Miner™. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we transitioned that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark is a Forbes 2022 America’s Best Small Company and holds the 44th spot on the Financial Times’ List of the 500 Fastest Growing Companies in the Americas. For more information about CleanSpark, please visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations for expansions of the Company’s Washington, Georgia bitcoin mining facilities, the resulting anticipated benefits to CleanSpark (including as to anticipated additions to CleanSpark’s hashrate and the timing thereof), and the timing of miner deliveries. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our future results of operations and financial position, industry and business trends, business strategy, expansion plans, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the anticipated timing of the expansions; the risk that the electrical power available to our facilities does not increase as expected; the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Investor Relations Contact

Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts

Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
cleanspark@blocksbridge.com